UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2010
Piedmont Natural Gas Company, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina	28210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 704-364-3120
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 18, 2010, Piedmont Natural Gas Company, Inc. will be providing a presentation at the American Gas Association Financial Forum. The presentation is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Piedmont Natural Gas Company, Inc. AGA Financial Forum presentation, May 18, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.
May 17, 2010	By:	Jane R. Lewis-Raymond
		Name:	Jane R. Lewis-Raymond
		Title:	Vice President, General Counsel, Chief Ethics and Compliance Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Piedmont Natural Gas Company AGA Financial Forum presentation, May 18, 2010